UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2009
Date of Report (Date of earliest event reported)

THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC.
(Exact name of registrant as specified in its charter)

339 N. Highway 101
Solana Beach, CA 92075
(Address of Principal Executive Offices)

Tel: (888) 786-2134
(Registrant’s Telephone Number)

Nevada	333-129664	98-0470356
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 16, 2009, American Restaurant Concepts, Inc., a Nevada corporation (the “Purchaser”),a wholly owned subsidiary of Custom Restaurant & Hospitality Group, Inc., a Nevada corporation (the “Parent”) entered into an Asset Purchase Agreement (the “Agreement”) with Millie’s, Inc, a California corporation (the “Seller”).  The Agreement provides that the Purchaser shall pay the Seller $2,900,000.00, subject to closing adjustments, (the “Purchase Price”) for the Purchaser to acquire 10 Millie’s Restaurant locations from the Seller.  Attached hereto as Exhibit 99.1, is a fully executed copy of the Agreement.

Attached as Exhibit 99.2 to this Form 8-K is copy of the press release dated September 24, 2009.

Item 9.01	Exhibits

99.1	Stock Purchase Agreement dated September 16, 2009

99.2	Press Release dated September 24, 2009

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2009	THE CUSTOM RESTAURANT & HOSPITALITY GROUP, INC.

	By:	/s/ Robert L. Jennings
Robert L. Jennings, President